CNA Financial Corporation
Supplemental Financial Information

March 31, 2016

This report is for informational purposes only and includes consolidated financial statements and financial exhibits that are unaudited. This report should be read in conjunction with documents filed with the U.S. Securities and Exchange Commission, including the most recent Annual Report on Form 10-K.

Table of Contents

Page
Consolidated Results
Statements of Operations..................................................................................................................................................................................................	1
Components of Income (Loss), Per Share Data and Return on Equity.............................................................................................................................	2
Selected Balance Sheet Data and Statement of Cash Flows Data...................................................................................................................................	3
Property & Casualty - Results of Operations
Property & Casualty...	4
Specialty...	5
Commercial...	6
International...	7
Non-Core - Results of Operations
Life & Group Non-Core......................................................................................................................................................................................................	8
Corporate & Other Non-Core.............................................................................................................................................................................................	9
Investment Information
Investment Summary - Consolidated................................................................................................................................................................................	10
Investment Summary - Property & Casualty and Corporate & Other Non-Core...............................................................................................................	11
Investment Summary - Life & Group Non-Core.................................................................................................................................................................	12
Investments - Fixed Maturity Securities by Credit Rating..................................................................................................................................................	13
Components of Net Investment Income............................................................................................................................................................................	14
Other
Claim & Claim Adjustment Expense Reserve Rollforward................................................................................................................................................	15
Life & Group Non-Core Policyholder Reserves.................................................................................................................................................................	16
Definitions and Presentation..............................................................................................................................................................................................	17

Statements of Operations

Three months ended March 31
(In millions)	2016	2015	Change
Revenues:
Net earned premiums	$1,699	$1,687	1%
Net investment income	435	558	(22)
Net realized investment gains (losses):
Other-than-temporary impairment (OTTI) losses	(23)	(12)
Other net realized investment gains (losses)	(13)	22
Net realized investment gains (losses)	(36)	10
Other revenues	97	97
Total revenues	2,195	2,352	(7)
Claims, Benefits and Expenses:
Insurance claims and policyholders' benefits	1,408	1,339
Amortization of deferred acquisition costs	307	303
Other operating expenses	381	358
Interest	42	39
Total claims, benefits and expenses	2,138	2,039	(5)
Income (loss) before income tax	57	313
Income tax (expense) benefit	9	(80)
Net income (loss)	$66	$233	(72)%

Components of Income (Loss), Per Share Data and Return on Equity

Three months ended March 31
(In millions, except per share data)	2016	2015
Components of Income (Loss)
Net operating income (loss)	$91	$225
Net realized investment gains (losses)	(25)	8
Net income (loss)	$66	$233

Diluted Earnings (Loss) Per Common Share
Net operating income (loss)	$0.34	$0.83
Net realized investment gains (losses)	(0.10)	0.03
Diluted earnings (loss) per share	$0.24	$0.86

Weighted Average Outstanding Common Stock and Common Stock Equivalents
Basic	270.3	270.1
Diluted	270.9	270.7

Return on Equity
Net income (loss) (1)	2.3%	7.4%
Net operating income (loss) (2)	3.1	7.4
(1) Annualized net income (loss) divided by the average stockholders' equity including accumulated other comprehensive income (loss) (AOCI) for the period. Average equity including AOCI is calculated using a simple average of the beginning and ending balances for the period.

(2) Annualized net operating income (loss) divided by the average stockholders' equity excluding AOCI for the period. Average equity excluding AOCI is calculated using a simple average of the beginning and ending balances for the period.

Selected Balance Sheet Data and Statement of Cash Flows Data

(In millions, except per share data)	March 31, 2016	December 31, 2015
Total investments	$45,371	$44,699
Reinsurance receivables, net of allowance for uncollectible receivables	4,692	4,453
Total assets	55,502	55,045
Insurance reserves	37,325	36,486
Debt	2,708	2,560
Total liabilities	44,032	43,289
Accumulated other comprehensive income (loss) (1)	(56)	(315)
Total stockholders' equity	11,470	11,756

Book value per common share	$42.41	$43.49
Book value per common share excluding AOCI	$42.61	$44.66

Outstanding shares of common stock (in millions of shares)	270.5	270.3

Statutory capital and surplus - Combined Continental Casualty Companies (2)	$10,260	$10,723

Three months ended March 31	2016	2015
Net cash flows provided (used) by operating activities	$334	$94
Net cash flows provided (used) by investing activities	(9)	526
Net cash flows provided (used) by financing activities	(469)	(603)
Net cash flows provided (used) by operating, investing and financing activities	$(144)	$17
(1) As of March 31, 2016 and December 31, 2015, the net unrealized gains on investments included in AOCI were net of after-tax Shadow Adjustments of $1,311 million and $1,111 million. To the extent that unrealized gains on fixed income securities supporting certain products within the Life & Group Non-Core segment would result in a premium deficiency if realized, an increase in Insurance reserves are recorded, net of tax, as a reduction of net unrealized gains through Other comprehensive income (loss) (Shadow Adjustments).
(2) Statutory capital and surplus as of March 31, 2016 is preliminary.

Property & Casualty - Results of Operations

Three months ended March 31
(In millions)	2016	2015	Change
Gross written premiums	$2,674	$2,536	5%
Net written premiums	1,668	1,669	—

Net earned premiums	1,568	1,549	1
Net investment income	245	373
Other revenues	94	87
Total operating revenues	1,907	2,009	(5)
Insurance claims and policyholders' benefits	957	1,003
Amortization of deferred acquisition costs	307	296
Other insurance related expenses	244	233
Other expenses	89	80
Total claims, benefits and expenses	1,597	1,612	1
Operating income (loss) before income tax	310	397
Income tax (expense) benefit on operating income (loss)	(103)	(133)
Net operating income (loss)	$207	$264	(22)%

Other Performance Metrics
Underwriting gain (loss)	$60	$17	N/M	%

Loss & LAE ratio	60.7%	64.5%	3.8	pts
Acquisition expense ratio	19.4	19.4	—
Underwriting expense ratio	15.8	14.7	(1.1)
Expense ratio	35.2	34.1	(1.1)
Dividend ratio	0.2	0.3	0.1
Combined ratio	96.1%	98.9%	2.8
Combined ratio excluding catastrophes and development	97.4%	96.7%	(0.7)	pts

Net accident year catastrophe losses incurred	$36	$29
Effect on loss & LAE ratio	2.3%	1.9%	(0.4)	pts

Net prior year development and other: (favorable) / unfavorable	$(61)	$8
Effect on loss & LAE ratio	(3.6)%	0.3%	3.9	pts

Rate	—%	1%	(1)	pts
Retention	83	80	3
New business (a)	$262	$249	5%
(a) Beginning in 2016, new business includes Hardy. New business for Hardy was $31 million for the three months ended March 31, 2016.

Specialty - Results of Operations

Three months ended March 31
(In millions)	2016	2015	Change
Gross written premiums	$1,632	$1,489	10%
Net written premiums	684	698	(2)

Net earned premiums	682	680	—
Net investment income	107	155
Other revenues	87	78
Total operating revenues	876	913	(4)
Insurance claims and policyholders' benefits	391	430
Amortization of deferred acquisition costs	144	144
Other insurance related expenses	75	69
Other expenses	75	67
Total claims, benefits and expenses	685	710	4
Operating income (loss) before income tax	191	203
Income tax (expense) benefit on operating income (loss)	(64)	(68)
Net operating income (loss)	$127	$135	(6)%

Other Performance Metrics
Underwriting gain (loss)	$72	$37	95%

Loss & LAE ratio	57.1%	63.1%	6.0	pts
Acquisition expense ratio	19.9	19.9	—
Underwriting expense ratio	12.2	11.4	(0.8)
Expense ratio	32.1	31.3	(0.8)
Dividend ratio	0.2	0.2	—
Combined ratio	89.4%	94.6%	5.2
Combined ratio excluding catastrophes and development	94.8%	93.7%	(1.1)	pts

Net accident year catastrophe losses incurred	$4	$7
Effect on loss & LAE ratio	0.6%	1.1%	0.5	pts

Net prior year development and other: (favorable) / unfavorable	$(45)	$(4)
Effect on loss & LAE ratio	(6.0)%	(0.2)%	5.8	pts

Rate	1%	1%	—	pts
Retention	87	86	1
New business	$65	$76	(14)%

Commercial - Results of Operations

Three months ended March 31
(In millions)	2016	2015	Change
Gross written premiums	$779	$786	(1)%
Net written premiums	748	759	(1)

Net earned premiums	688	678	1
Net investment income	126	204
Other revenues	6	9
Total operating revenues	820	891	(8)
Insurance claims and policyholders' benefits	445	457
Amortization of deferred acquisition costs	116	117
Other insurance related expenses	141	127
Other expenses	5	8
Total claims, benefits and expenses	707	709	—
Operating income (loss) before income tax	113	182
Income tax (expense) benefit on operating income (loss)	(39)	(62)
Net operating income (loss)	$74	$120	(38)%

Other Performance Metrics
Underwriting gain (loss)	$(14)	$(23)	39%

Loss & LAE ratio	64.2%	66.9%	2.7	pts
Acquisition expense ratio	18.4	18.2	(0.2)
Underwriting expense ratio	18.9	17.8	(1.1)
Expense ratio	37.3	36.0	(1.3)
Dividend ratio	0.4	0.4	—
Combined ratio	101.9%	103.3%	1.4
Combined ratio excluding catastrophes and development	99.3%	100.5%	1.2	pts

Net accident year catastrophe losses incurred	$28	$19
Effect on loss & LAE ratio	4.1%	2.8%	(1.3)	pts

Net prior year development and other: (favorable) / unfavorable	$(11)	$—
Effect on loss & LAE ratio	(1.5)%	—%	1.5	pts

Rate	—%	3%	(3)	pts
Retention	83	76	7
New business	$137	$138	(1)%

International - Results of Operations

Three months ended March 31
(In millions)	2016	2015	Change
Gross written premiums	$263	$261	1%
Net written premiums	236	212	11

Net earned premiums	198	191	4
Net investment income	12	14
Other revenues	1	—
Total operating revenues	211	205	3
Insurance claims and policyholders' benefits	121	116
Amortization of deferred acquisition costs	47	35
Other insurance related expenses	28	37
Other expenses	9	5
Total claims, benefits and expenses	205	193	(6)
Operating income (loss) before income tax	6	12
Income tax (expense) benefit on operating income (loss)	—	(3)
Net operating income (loss)	$6	$9	(33)%

Other Performance Metrics
Underwriting gain (loss)	$2	$3	(33)%

Loss & LAE ratio	61.2%	60.7%	(0.5)	pts
Acquisition expense ratio	21.0	21.6	0.6
Underwriting expense ratio	16.8	16.0	(0.8)
Expense ratio	37.8	37.6	(0.2)
Dividend ratio	—	—	—
Combined ratio	99.0%	98.3%	(0.7)
Combined ratio excluding catastrophes and development	99.3%	94.3%	(5.0)	pts

Net accident year catastrophe losses incurred	$4	$3
Effect on loss & LAE ratio	2.1%	1.3%	(0.8)	pts

Net prior year development and other: (favorable) / unfavorable	$(5)	$12
Effect on loss & LAE ratio	(2.4)%	2.7%	5.1	pts

Rate	—%	(1)%	1	pts
Retention	77	78	(1)
New business (a)	60	35	71%
(a) Beginning in 2016, new business includes Hardy. New business for Hardy was $31 million for the three months ended March 31, 2016.

Life & Group Non-Core - Results of Operations

Three months ended March 31
(In millions)	2016	2015	Change
Net earned premiums	$131	$138	(5)%
Net investment income	187	179
Other revenues	—	9
Total operating revenues	318	326	(2)
Insurance claims and policyholders' benefits	323	340
Amortization of deferred acquisition costs	—	7
Other insurance related expenses	33	35
Other expenses	3	4
Total claims, benefits and expenses	359	386	7
Operating income (loss) before income tax	(41)	(60)
Income tax (expense) benefit on operating income (loss)	39	43
Net operating income (loss)	$(2)	$(17)	88%

Corporate & Other Non-Core - Results of Operations

Three months ended March 31
(In millions)	2016	2015	Change
Net earned premiums	$—	$—
Net investment income	3	6
Other revenues	3	1
Total operating revenues	6	7	(14)%
Insurance claims and policyholders' benefits	128	(4)
Amortization of deferred acquisition costs	—	—
Other insurance related expenses	—	—
Other expenses	54	45
Total claims, benefits and expenses	182	41	N/M
Operating income (loss) before income tax	(176)	(34)
Income tax (expense) benefit on operating income (loss)	62	12
Net operating income (loss)	$(114)	$(22)	N/M	%

Investment Summary - Consolidated

	March 31, 2016		December 31, 2015
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$18,109	$1,031	$17,760	$677
States, municipalities and political subdivisions:
Tax-exempt	10,251	1,244	10,114	1,076
Taxable	2,928	457	3,060	369
Total states, municipalities and political subdivisions	13,179	1,701	13,174	1,445
Asset-backed:
RMBS	5,206	178	5,072	137
CMBS	2,199	62	2,197	43
Other ABS	921	(16)	921	(2)
Total asset-backed	8,326	224	8,190	178
U.S. Treasury and obligations of government-sponsored enterprises	140	7	67	5
Foreign government	463	16	346	12
Redeemable preferred stock	35	2	35	2
Total fixed maturity securities	40,252	2,981	39,572	2,319
Equities	189	7	197	6
Limited partnership investments	2,562	—	2,548	—
Other invested assets	45	—	44	—
Mortgage loans	675	—	678	—
Short term investments	1,648	1	1,660	—
Total investments	$45,371	$2,989	$44,699	$2,325

Net receivable/(payable) on investment activity	$(73)		$82

Effective portfolio duration (in years)	6.0		6.2
Weighted average rating of fixed maturity securities	A		A
RMBS - Residential mortgage-backed securities
CMBS - Commercial mortgage-backed securities
Other ABS - Other asset-backed securities

Investment Summary - Property & Casualty and Corporate & Other Non-Core

	March 31, 2016		December 31, 2015
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$12,857	$316	$12,594	$96
States, municipalities and political subdivisions:
Tax-exempt	2,427	156	2,441	133
Taxable	1,388	166	1,579	132
Total states, municipalities and political subdivisions	3,815	322	4,020	265
Asset-backed:
RMBS	4,926	172	4,828	131
CMBS	2,041	55	2,038	37
Other ABS	843	(13)	837	(1)
Total asset-backed	7,810	214	7,703	167
U.S. Treasury and obligations of government-sponsored enterprises	115	2	42	—
Foreign government	463	16	346	12
Redeemable preferred stock	13	1	13	1
Total fixed maturity securities	25,073	871	24,718	541
Equities	81	4	87	1
Limited partnership investments	2,562	—	2,548	—
Other invested assets	45	—	44	—
Mortgage loans	617	—	622	—
Short term investments	1,538	1	1,513	—
Total investments	$29,916	$876	$29,532	$542

Net receivable/(payable) on investment activity	$(128)		$204

Effective portfolio duration (in years)	4.1		4.3
Weighted average rating of fixed maturity securities	A		A

Investment Summary - Life & Group Non-Core

	March 31, 2016		December 31, 2015
(In millions)	Carrying Value	Net Unrealized Gains (Losses)	Carrying Value	Net Unrealized Gains (Losses)
Fixed maturity securities:
Corporate and other bonds	$5,252	$715	$5,166	$581
States, municipalities and political subdivisions:
Tax-exempt	7,824	1,088	7,673	943
Taxable	1,540	291	1,481	237
Total states, municipalities and political subdivisions	9,364	1,379	9,154	1,180
Asset-backed:
RMBS	280	6	244	6
CMBS	158	7	159	6
Other ABS	78	(3)	84	(1)
Total asset-backed	516	10	487	11
U.S. Treasury and obligations of government-sponsored enterprises	25	5	25	5
Foreign government	—	—	—	—
Redeemable preferred stock	22	1	22	1
Total fixed maturity securities	15,179	2,110	14,854	1,778
Equities	108	3	110	5
Limited partnership investments	—	—	—	—
Other invested assets	—	—	—	—
Mortgage loans	58	—	56	—
Short term investments	110	—	147	—
Total investments	$15,455	$2,113	$15,167	$1,783

Net receivable/(payable) on investment activity	$55		$(122)

Effective portfolio duration (in years)	9.2		9.6
Weighted average rating of fixed maturity securities	A		A

Investments - Fixed Maturity Securities by Credit Rating

March 31, 2016	U.S. Government, Government agencies and Government-sponsored enterprises		AAA		AA		A		BBB		Non-investment grade		Total
(In millions)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)	Fair Value	Net Unrealized Gains (Losses)
Corporate and other bonds	$—	$—	$91	$7	$635	$39	$4,800	$484	$10,758	$555	$1,825	$(54)	$18,109	$1,031
States, municipalities and political subdivisions:
Tax-exempt	—	—	807	78	5,302	686	3,937	454	135	10	70	16	10,251	1,244
Taxable	—	—	320	38	1,932	298	604	120	29	—	43	1	2,928	457
Total states, municipalities and political subdivisions	—	—	1,127	116	7,234	984	4,541	574	164	10	113	17	13,179	1,701
Asset-backed:
RMBS	3,980	146	102	—	48	—	112	(1)	72	1	892	32	5,206	178
CMBS	57	1	511	13	451	24	353	17	574	7	253	—	2,199	62
Other ABS	—	—	65	—	17	—	525	(13)	314	(3)	—	—	921	(16)
Total asset-backed	4,037	147	678	13	516	24	990	3	960	5	1,145	32	8,326	224
U.S. Treasury and obligations of government-sponsored enterprises	140	7	—	—	—	—	—	—	—	—	—	—	140	7
Foreign government	—	—	64	5	373	11	21	—	5	—	—	—	463	16
Redeemable preferred stock	—	—	—	—	—	—	—	—	11	1	24	1	35	2
Total fixed maturity securities	$4,177	$154	$1,960	$141	$8,758	$1,058	$10,352	$1,061	$11,898	$571	$3,107	$(4)	$40,252	$2,981

Percentage of total fixed maturity securities	10%		5%		22%		26%		29%		8%		100%

Components of Net Investment Income

Three months ended March 31	Consolidated
(In millions)	2016	2015
Taxable fixed maturities	$345	$342
Tax-exempt fixed maturities	101	101
Total fixed maturity securities	446	443
Limited partnership investments	(14)	114
Other, net of investment expense	3	1
Net investment income	$435	$558

Fixed maturity securities, after tax	$322	$318
Net investment income, after tax	$315	$394

Effective income yield for the fixed maturity securities portfolio, pretax	4.8%	4.8%
Effective income yield for the fixed maturity securities portfolio, after tax	3.4%	3.4%

	Property & Casualty and Corporate & Other Non-Core
Three months ended March 31
(In millions)	2016	2015
Taxable fixed maturities	$238	$242
Tax-exempt fixed maturities	19	22
Total fixed maturity securities	257	264
Limited partnership investments	(14)	114
Other, net of investment expense	5	1
Net investment income	$248	$379

Fixed maturity securities, after tax	$174	$179
Net investment income, after tax	$168	$255

Effective income yield for the fixed maturity securities portfolio, pretax	4.2%	4.3%
Effective income yield for the fixed maturity securities portfolio, after tax	2.9%	2.9%

Three months ended March 31	Life & Group Non-Core
(In millions)	2016	2015
Taxable fixed maturities	$107	$100
Tax-exempt fixed maturities	82	79
Total fixed maturity securities	189	179
Limited partnership investments	—	—
Other, net of investment expense	(2)	—
Net investment income	$187	$179

Fixed maturity securities, after tax	$148	$139
Net investment income, after tax	$147	$139

Effective income yield for the fixed maturity securities portfolio, pretax	5.8%	5.8%
Effective income yield for the fixed maturity securities portfolio, after tax	4.5%	4.5%

Claim & Claim Adjustment Expense Reserve Rollforward

Three months ended March 31, 2016 (In millions)	Specialty	Commercial	International	P&C Operations	Life & Group Non-Core	Corporate & Other Non-Core	Total Operations
Claim & claim adjustment expense reserves, beginning of period
Gross	$6,269	$9,183	$1,347	$16,799	$3,220	$2,644	$22,663
Ceded	701	607	128	1,436	290	2,361	4,087
Net	5,568	8,576	1,219	15,363	2,930	283	18,576

Net incurred claim & claim adjustment expenses	390	441	121	952	274	1	1,227
Net claim & claim adjustment expense payments	(394)	(512)	(121)	(1,027)	(190)	(6)	(1,223)
Foreign currency translation adjustment and other	—	—	31	31	7	1	39

Claim & claim adjustment expense reserves, end of period
Net	5,564	8,505	1,250	15,319	3,021	279	18,619
Ceded	761	590	145	1,496	290	2,613	4,399
Gross	$6,325	$9,095	$1,395	$16,815	$3,311	$2,892	$23,018

Life & Group Non-Core Policyholder Reserves

March 31, 2016
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,316	$8,385	$10,701
Structured settlement annuities	578	—	578
Other	19	—	19
Total	2,913	8,385	11,298
Shadow adjustments	108	1,909	2,017
Ceded reserves	290	206	496
Total gross reserves	$3,311	$10,500	$13,811

December 31, 2015
(In millions)	Claim and claim adjustment expenses	Future policy benefits	Total
Long term care	$2,229	$8,335	$10,564
Structured settlement annuities	581	—	581
Other	21	—	21
Total	2,831	8,335	11,166
Shadow adjustments	99	1,610	1,709
Ceded reserves	290	207	497
Total gross reserves	$3,220	$10,152	$13,372

Definitions and Presentation

•	Collectively, CNA Financial Corporation (CNAF) and its subsidiaries are referred to as CNA or the Company.

•	P&C Operations includes Specialty, Commercial and International.

•	Life & Group Non-Core segment primarily includes the results of long term care businesses that are in run-off.

•
Corporate & Other Non-Core segment primarily includes certain corporate expenses including interest on corporate debt and the results of certain property and casualty business in run-off, including CNA Re and asbestos and environmental pollution. Intersegment eliminations are also included in this segment.

•
Management uses the net operating income (loss) financial measure to monitor the Company’s operations. Please refer to Note O to the Condensed Consolidated Financial Statements within the December 31, 2015 Form 10-K for further discussion of this measure.

•
Management uses underwriting results to monitor insurance operations. Underwriting results are pretax and are calculated as net earned premiums less total insurance expenses, which includes insurance claims and policyholders' benefits, amortization of deferred acquisition costs and other insurance related expenses.

•
In the evaluation of the results of Specialty, Commercial and International, management uses the loss ratio, the expense ratio, the dividend ratio and the combined ratio. These ratios are calculated using financial results prepared in accordance with accounting principles generally accepted in the United States of America. The loss ratio is the percentage of net incurred claim and claim adjustment expenses to net earned premiums. The expense ratio is the percentage of insurance underwriting and acquisition expenses, including the amortization of deferred acquisition costs, to net earned premiums. The dividend ratio is the ratio of policyholders' dividends incurred to net earned premiums. The combined ratio is the sum of the loss, expense and dividend ratios. In addition, management also utilizes rate, retention and new business in evaluating operating trends. Rate represents the average change in price on policies that renew excluding exposure change. Retention represents the percentage of premium dollars renewed in comparison to the expiring premium dollars from policies available to renew. New business represents premiums from policies written with new customers and additional policies written with existing customers.

•	Pretax net prior year development and other includes the effects of interest accretion and change in allowance for uncollectible reinsurance and deductible amounts.

•
The majority of our limited partnership investments employ hedge fund strategies that generate returns primarily through investing in marketable securities in the public fixed income and equity markets. While the Company generally does not invest in highly leveraged partnerships, there are risks which may result in losses due to short-selling, derivatives or other speculative investment practices. The use of leverage increases volatility generated by the underlying investment strategies.

•	Certain immaterial differences are due to rounding.

•	N/M = Not Meaningful